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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ----------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2005

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------



          Delaware                     1-13970                 35-1848094
(State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

         The Board of Directors of Chromcraft Revington, Inc. (the "Company") amended the Company's By-Laws effective as of August 1, 2005. Specifically, the Board of Directors amended Sections 1, 6, 7, 8, 9 and 10 of Article IV of the By-Laws.

         Prior to the amendments, the By-Laws provided that the President would serve as the Chief Executive Officer of the Company. The amendments, in essence, provide that the Chairman of the Board will serve as the Chief Executive Officer of the Company and that the Chairman of the Board will have the ability to assign certain duties and responsibilities to the other officers of the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.

         The Board of Directors elected Benjamin M. Anderson-Ray, the Company's Chief Executive Officer, to the additional position of Chairman of the Board, effective on August 1, 2005. The Company issued a press release announcing Mr. Anderson-Ray's election on August 3, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto. Mr. Anderson-Ray had previously been appointed to the Board of Directors of the Company on June 22, 2005.

         The information in the exhibit attached hereto is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         3.2      By-Laws of the Company, as amended effective August 1, 2005.

         99.1     Press Release of the Company dated August 3, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 4, 2005

                                             CHROMCRAFT REVINGTON, INC.

                                             By:   /s/ Frank T. Kane
                                                   -----------------------------
                                                   Frank T. Kane
                                                   Vice President - Finance and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number   Description

3.2      By-Laws of Chromcraft Revington, Inc., as amended effective August 1,
         2005

99.1     Press Release of Chromcraft Revington, Inc. dated August 3, 2005


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